UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2005

ANIMAS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	000-50674 (Commission File Number)	23-2860912 (I.R.S. Employer Identification No.)

200 LAWRENCE DRIVE, WEST CHESTER, PA (Address of principal executive offices)	19380 (Zip Code)

Registrant’s telephone number, including area code: (610) 644-8990

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE, DATED AS OF FEBRUARY 16, 2005
FEBRUARY 16, 2005 CONFERENCE CALL PRESENTATION TRANSCRIPT

Item 2.02 Results of Operations and Financial Condition

On February 16, 2005, Animas Corporation (the “Company”) issued a press release announcing its results of operations for the fiscal quarter ended December 31, 2004. In the release, the Company also provided guidance as to its future performance. A copy of that release is being furnished to the Securities and Exchange Commission (“SEC”) as Exhibit 99.1 to this form.

On February 16, 2005, the Company also held a conference call and simultaneous webcast in which a presentation was made regarding its financial results for the fiscal quarter ended December 31, 2004. On the conference call, the Company again provided guidance as to its future performance. A copy of the transcript of the conference call and subsequent question and answer session is being furnished to the SEC as Exhibit 99.2 to this form.

The press release and conference call transcript include “non-GAAP financial measures” within the meaning of the SEC’s Regulation G. With respect to such non-GAAP financial measures, the Company has disclosed in each of the press release and conference call, respectively, the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and has provided a reconciliation of such non-GAAP financial measure to the most directly comparable GAAP financial measure.

In the Company’s results of operations for the three months and year ended December 31, 2004, the Company presented non-GAAP financial measures that eliminated the effect of the recognition of deferred net revenues relating to the Company’s pump upgrade program, the deemed dividend and the write-off of purchased in-process research and development. The Company’s management believes that presentation of these non-GAAP financial measures provides useful information to investors regarding the Company’s results of operations because it presents a more realistic comparison of the demand for its products and its core operating results in the three months and year ended December 31, 2004 to that of the same period in the prior year.

A copy of the press release and conference call transcript that are attached as exhibits hereto are incorporated by reference into this Item 2.02. The disclosure in this Current Report, including in the Exhibits attached hereto, of any financial information shall not constitute an admission that such information is material.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

The following press release and conference call presentation transcript are included as exhibits to this report furnished under Item 2.02:

Exhibit No.	Description
99.1	Press Release, dated as of February 16, 2005

99.2	February 16, 2005 Conference Call Presentation Transcript

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Animas Corporation
(Registrant)

DATE: February 23, 2005	By:	/s/ Richard Baron

	Name	Richard Baron
	Title	Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated as of February 16, 2005

99.2	February 16, 2005 Conference Call Presentation Transcript